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                                                                 EXHIBIT 10.19

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                                AMENDMENT NO. 3


                                       TO


                          MASTER ASSIGNMENT AGREEMENT


                                     AMONG


                         CHASTAIN CAPITAL CORPORATION,


                      MERRILL LYNCH MORTGAGE CAPITAL INC.


                                      AND


                      MERRILL LYNCH CAPITAL SERVICES, INC.





                         DATED AS OF FEBRUARY 25, 1999






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         THIS AMENDMENT No. 3 (the "Amendment") is made as of February 25, 1999 by and among CHASTAIN CAPITAL CORPORATION (the "Assignor"), MERRILL LYNCH MORTGAGE CAPITAL INC. ("MLMCI") and MERRILL LYNCH CAPITAL SERVICES, INC. ("MLCS"). By executing this Amendment, the Assignor, MLMCI and MLCS agree to be bound by the terms of the Agreement as amended hereby.

                                   WITNESSETH

         WHEREAS, the parties entered into a Master Assignment Agreement, dated as of August 27, 1998 (the "Agreement"), Amendment No. 1, dated as of October 23, 1998 ("Amendment No. 1") and Amendment No. 2, dated as of January 27, 1999 ("Amendment No. 2");

         WHEREAS, Assignor, by virtue of having breached its covenant set forth in Section 9(i) of the Agreement, is in Default under the Agreement, and MLMCI and MLCS have advised Assignor that an Event of Default has occurred and such Event of Default is continuing;

         WHEREAS, pursuant to Amendment No. 2, MLMCI and MLCS have granted Assignor's request that MLMCI and MLCS refrain from exercising their remedies with respect to the aforementioned Event of Default until 5:00 p.m., New York City time February 26, 1999 and Assignor has requested that MLMCI and MLCS refrain from exercising their remedies with respect to the aforementioned Event of Default until 5:00 p.m., New York City time, March 25, 1999 (the period from the date of such Default until such time on March 25, 1999, being herein referred to as the "Forbearance Period");

         WHEREAS, Assignor has requested an extension of the Maturity Date, as set forth in the Note;

         WHEREAS, in order to effectuate the foregoing, the parties desire to amend the Agreement in the manner provided herein;

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth and of other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), Assignor, MLMCI and MLCS agree as follows:


         SECTION 1.        DEFINITIONS

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement. Capitalized terms used in the Agreement whose definitions are modified in this Amendment shall, for all purposes of the Agreement, be deemed to have such modified definitions.


         SECTION 2.        THE NOTE; FINANCING STATEMENTS

         (a) The Note and all obligations of Assignor thereunder is ratified and confirmed and all references to the Agreement therein shall be deemed to mean the Agreement as amended hereby.


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         (b)      The parties confirm that all references to the Agreement and the defined terms used therein in any financing statement of record that names either MLMCI or MLCS as the secured party and Assignor as the debtor shall be deemed to be the Agreement as amended hereby.

         SECTION 3.        AMENDMENT TO PREAMBLE

         The second WHEREAS clause of the preamble to the Agreement is hereby amended by replacing the following:

         $35,000,000

with the following:

         $8,005,918.35.

         SECTION 4.        EXTENSION OF MATURITY DATE

         MLMCI and MLCS hereby agree to extend the Maturity Date, as set forth in the Note, to March 25, 1999; provided that notwithstanding anything contained herein or in the Note to the contrary the Maturity Date shall be accelerated to the date on which Assignor makes any payment to any Senior Lender, as such term is defined in the Subordinated Loan Agreement, dated as of November 13, 1998 between Chastain Capital Corporation and Lend Lease Investments Holdings, Inc., of all or a substantial portion of any amounts outstanding as of the date hereof under any lending arrangements with such Senior Lender; provided further that, for purposes of this Amendment and the amended Agreement, "substantial portion" shall refer to an amount equal to or greater than 20%.

         SECTION 5.        FORBEARANCE

         (a) Assignor is in Default with respect to the Book Net Worth covenant set forth in Section 9(i) of the Agreement, MLMCI and MLCS have advised Assignor of such Event of Default and such Event of Default is continuing. MLMCI and MLCS agree to refrain from exercising their remedies with respect to such Event of Default during the Forbearance Period so long as Assignor maintains a Book Net Worth of $50,000,000 and $5,000,000 of unencumbered cash, and no other Default exists under the Agreement.

         (b) Assignor hereby covenants and agrees to maintain a minimum Book Net Worth during the Forbearance Period of $50,000,000 and to maintain $5,000,000 of unencumbered cash.

         (c) Assignor hereby represents and warrants that the existence of all lending arrangements have been disclosed to MLMCI and MLCS.

         (d) Assignor hereby covenants and agrees to repay the Loan in its entirety upon or prior to any payment to any Senior Lender of all or a substantial portion of any amounts outstanding as of the date hereof under any lending arrangements with such Senior Lender;


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provided that, for purposes of this Amendment and the amended Agreement,
"substantial portion" shall refer to an amount equal to or greater than 50%.

         (e) The forbearance granted hereby does not extend to any other Default or Event of Default that has occurred or may occur at any time in the future (including, without limitation, any event of default that occurs during the Forbearance Period). MLMCI and MLCS hereby advise Assignor that, other than expressly provided herein, neither MLMCI nor MLCS waives any Default or Event of Default which may exist, and that the current non-exercise of rights, remedies, powers and privileges by MLMCI and MLCS under the Loan Documents and applicable law with respect to such Defaults or Events of Defaults, if any, shall not be, and shall not be construed as, a waiver thereof, and MLMCI and MLCS reserve their rights (i) fully to invoke any and all such rights, remedies, powers and privileges under the Loan Documents and applicable law at any time any of them deems appropriate in such respect of any Defaults or Events of Default that may exist, (ii) to refuse to make available any further extensions of credit except in strict accordance with the terms of the Loan Documents and (iii) to require that all Loans bear interest at the rates specified in the Agreement. Nothing in this Amendment, and no extension of credit made by MLMCI or MLCS on or after the date hereof, shall be construed as an acknowledgment or determination by either MLMCI or MLCS that no Default or Event of Default has occurred or is continuing.

         SECTION 6.        TERMINATION OF AGREEMENT

         Notwithstanding Section 13(g) of the Agreement, the definition of Maturity Date or any other provision of the Agreement to the contrary, the Agreement as amended hereby shall terminate when the Obligations thereunder have been paid in full pursuant to the terms of the Agreement as so amended (which terms shall include the due date and any other terms set forth in any Confirmation Statement relating to a Loan). Such termination shall not require the written request of Assignor.

         SECTION 7.        NO REQUIREMENT TO LEND

         The parties confirm that all Loans under the Agreement are at the sole and exclusive option of MLMCI and MLMCI is not now, and has never been, under any obligation to make any Loan (including future Loans) under the Agreement.

         SECTION 8.        EXPENSES

         The expenses of the parties in connection with this Amendment (including, without limitation, the fees and expenses of counsel incurred in connection with the preparation of this Amendment) shall be paid by Assignor.

         SECTION 9.        GOVERNING LAW; SEVERABILITY

         This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein. Each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or be invalid


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under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         SECTION 10.        INTERPRETATION

         The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment.

         SECTION 11.        COUNTERPARTS

         This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

         SECTION 12.        RATIFICATION AND CONFIRMATION

         As amended by this Amendment, the Agreement is hereby in all respects ratified and confirmed, and the Agreement as amended by this Amendment shall be read, taken and construed as one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                   CHASTAIN CAPITAL CORPORATION

                                   By:
                                      ---------------------------------------

                                   Name:
                                        -------------------------------------

                                   Title:
                                         ------------------------------------


                                   MERRILL LYNCH MORTGAGE CAPITAL INC.

                                   By:
                                      ---------------------------------------

                                   Name:
                                        -------------------------------------

                                   Title:
                                         ------------------------------------


                                   MERRILL LYNCH CAPITAL SERVICES, INC.

                                   By:
                                      ---------------------------------------

                                   Name:
                                        -------------------------------------

                                   Title:
                                         ------------------------------------


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